                 MORTON INDUSTRIAL GROUP, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1998

                                                                                 1998 and       Less Carroll
                                                                    Morton,         1999         George Inc    Pro Forma
                                                                 as reported   Acquisitions(1)   Results(2)   Consolidated
                                                                 -----------   ---------------  ------------  ------------
Net Sales                                                        $   151,196     $ 129,645       $  26,151    $   254,690
                                                                 -----------     ---------       ---------    ------------

Gross Profit                                                          21,456        16,985           2,941         35,500
Selling and administrative expenses                                   14,499        10,956           2,814         22,641
                                                                 -----------     ---------       ---------    ------------
Operating income                                                       6,957         6,029             127         12,859
Interest and other expense                                             4,459         4,040             600          7,899
                                                                 -----------     ---------       ---------    ------------
Earnings (loss) before income taxes and
extraordinary charge                                                   2,498         1,989            (473)         4,960
(Provision) benefit for income taxes                                    (415)          101              33           (347)
                                                                 -----------     ---------       ---------    ------------
Earnings before extraordinary charge                             $     2,083     $   2,090       $    (440)   $     4,613
                                                                 ===========     =========       =========    ============
Earnings before extraordinary charge per common share:
     Basic                                                       $      0.52                                  $      0.75 (3)
                                                                 ===========                                  ============

     Diluted                                                     $      0.45                                  $      0.66 (3)
                                                                 ===========                                  ============
Number of shares used to compute per share data:
     Basic                                                         4,023,373                                    4,023,373
                                                                 ===========                                  ============
     Diluted                                                       4,582,614                                    4,582,614
                                                                 ===========                                  ============


(1) Reflects the pro forma results of operations of the companies acquired in 1998 and 1999, prior to the date of their acquisition by Morton, as previously presented in Form 8-K/A filed on June 28, 1999. The companies were acquired on the following dates:

                                                Date Acquired
                                                -------------
           Carroll George Inc.                  March 30, 1998
           B&W Metal Fabricators, Inc.          April 8, 1998
           Mid-Central Plastics, Inc.           May 29, 1998
           SMP Steel Corporation                June 1, 1998
           Worthington                          April 15, 1999

(2) Reflects the pro forma results of Carroll George Inc. for the year ended December 31, 1998.
(3) Pro forma per share amounts give effect to preferred stock dividends requirements and related discount accretion.

                 MORTON INDUSTRIAL GROUP, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Nine Months Ended October 2, 1999

                                                                                                Less Carroll
                                                                    Morton,                      George Inc    Pro Forma
                                                                 as reported   Worthington(1)    Results(2)   Consolidated
                                                                 -----------   --------------   ------------  ------------
Net Sales                                                        $   159,553     $ 26,864        $ 13,905     $   172,512
                                                                 -----------     --------        --------     -----------

Gross Profit                                                          19,293        2,875           1,065          21,103
Selling and administrative expenses                                   17,486        2,238           1,757          17,967
                                                                 -----------     --------        --------     -----------
Operating income                                                       1,807          637            (692)          3,136
Interest and other expense                                             5,840          724             450           6,114
                                                                 -----------     --------        --------     -----------
Earnings (loss) before income taxes and cumulative effect
of accounting change                                                  (4,033)         (87)         (1,142)         (2,978)
(Provision) benefit for income taxes                                      46            7              80             (27)
                                                                 -----------     --------        --------     -----------
Earnings (loss) before cumulative effect of accounting change         (3,987)         (80)         (1,062)         (3,005)
                                                                 ===========     ========        ========     ===========
Earnings before cumulative effect of accounting change per
  common share:
     Basic                                                       $     (1.08)                                 $     (0.96)(3)
                                                                 ===========                                  ===========
     Diluted                                                     $     (1.08)                                       (0.96)(3)
                                                                 ===========                                  ===========
Number of shares used to compute per share data:
     Basic                                                         4,374,714                                    4,374,714
                                                                 ===========                                  ===========
     Diluted                                                       4,374,714                                    4,374,714
                                                                 ===========                                  ===========


(1) Reflects the 1999 pro forma results of operations of Worthington prior to the acquisition by Morton on April 15, 1999, as previously presented in Form 8-K/A filed on June 28, 1999.
(2) Reflects the results of Carroll George Inc. for the nine months ended October 2, 1999.
(3) Pro forma per share amounts give effect to preferred stock dividends requirements and related discount accretion.

                 MORTON INDUSTRIAL GROUP, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              As of October 2, 1999

                                                                      Less Carroll
                                                            Morton,    George Inc     Pro Forma     Pro Forma
                                                         as reported  Assets Sold(1)  Adjustments  Consolidated
                                                         ----------- --------------  -----------  ------------
                             Assets

Current assets:
           Cash                                           $     677    $   7,200     $(7,200)(2)   $     677
           Accounts, notes and other receivables, net        34,425       (1,946)          -          32,479
           Inventories                                       23,819       (2,058)          -          21,761
           Prepaid expenses                                   2,050         (200)          -           1,850
           Other                                              2,354         (294)          -           2,060
                                                          ---------    ---------     -------       ---------
                       Total current assets                  63,325        2,702      (7,200)         58,827
                                                          ---------    ---------     -------       ---------

Deferred income taxes                                         4,646         (317)          -           4,329
Property, plant and equipment,  net                          61,223       (6,218)          -          55,005
Intangible assets, net                                       12,438         (355)          -          12,083
Other                                                         1,639                        -           1,639
                                                          ---------    ---------     -------       ---------
                                                          $ 143,271    $  (4,188)    $(7,200)      $ 131,883
                                                          =========    ==========    =======       =========
                 Liabilities and Stockholders' Equity

Current Liabilities:
           Note payable to bank                           $  23,342            -     $     - (2)   $  23,342
           Current installment of long-term debt              9,913            -           -           9,913
           Accounts payable                                  23,768       (1,222)          -          22,546
           Other accrued expenses                            11,034          (41)          -          10,993
                                                          ---------    ---------     -------       ---------
                       Total current liabilities             68,057       (1,263)          -          66,794

Long term debt, net of current portion                       66,244         (200)     (7,200)(2)      58,844
Other                                                         2,868                                    2,868
                                                          ---------    ---------     -------       ---------
                       Total liabilities                    137,169       (1,463)     (7,200)        128,506
                                                          ---------    ---------     -------       ---------
Redeemable preferred stock                                    4,980                                    4,980
                                                          ---------    ---------     -------       ---------

Stockholders' Equity
           Class A common stock                                  43            -           -              43
           Class B common stock                                   2            -           -               2
           Additional paid-in capital                        19,978            -           -          19,978
           Retained earnings(deficit)                       (18,901)      (2,725)          -         (21,626)
                                                          ---------    ---------     -------       ---------
                       Total stockholders' equity             1,122       (2,725)          -          (1,603)
                                                          ---------    ---------     -------       ---------
                                                          $ 143,271    $  (4,188)    $(7,200)      $ 131,883
                                                          =========    =========     =======       =========


(1) Reflects cash received, net of approximate expenses, sale of assets and assumption of liabilities by buyer.
(2) Reflects use of cash to retire debt; at the date of filing this Form 8-K, the final allocation of debt retirement between term debt and line-of-credit debt is not yet finalized.